Aston Funds

(the “Trust”)

ASTON Value Fund

Class N Shares and Class I Shares

Supplement dated July 11, 2011 to the Prospectus dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Prospectus and should be retained and read in conjunction with the Prospectus. Keep it for future reference.

CHANGE IN SUBADVISER, PORTFOLIO MANAGERS, PRINCIPAL INVESTMENT STRATEGIES AND FUND NAME

Cornerstone Investment Partners, LLC has been appointed as the new subadviser to ASTON Value Fund (the “Fund”) effective on or about July 15, 2011 (the “Effective Date”). The Sub-Investment Advisory Agreement with MFS Institutional Advisors Inc. will be terminated as of the Effective Date. The Fund intends to change its name to ASTON/Cornerstone Large Cap Value Fund as of the Effective Date.

There is no change in the Fund’s current investment objective or management fees.

As of the Effective Date, the following information replaces the information in the Prospectus on page 13 relating to the Fund’s Principal Investment Strategies in its entirety:

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of large-cap companies. The portfolio managers seek to identify companies they believe are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures. The Fund defines a large-cap company as one having a market capitalization of $5 billion or more at the time of acquisition.

The portfolio managers use a bottom-up investment approach in buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of issuers and their potential in light of their current financial condition and industry position, including market, economic, political, and regulatory conditions. Factors considered may include analysis of:

•	Earnings

•	Cash flow

•	Competitive position

•	Management ability

Quantitative analysis of these and other factors also may be considered.

The Fund may invest in foreign securities (directly and through depositary receipts).

To manage risk, the portfolio managers generally limit position sizes, diversify among sectors, and adhere to a strong sell discipline.

As of the Effective Date, the following information supplements the information in the Prospectus on pages 13 – 14 relating to the Fund’s Principal Risks:

Credit Risk, Interest Rate Risk and REIT Risk are no longer Principal Risks of the Fund.

As of the Effective Date, the following information replaces the information in the Prospectus on page 15 relating to the Fund’s subadviser and portfolio managers:

Management

Cornerstone Investment Partners, LLC (“Cornerstone”) serves as the subadviser to the Fund since July 2011. Mr. John Campbell, Chief Investment Officer of Cornerstone, Mr. Rick van Nostrand, Portfolio Manager of Cornerstone, Mr. Cameron Clement, Portfolio Manager of Cornerstone and Mr. Dean Morris, Portfolio Manager of Cornerstone, serve as portfolio managers of the Fund since July 2011.

As of the Effective Date, the following information supplements the first paragraph on page 84 of the Prospectus relating to the Fund’s Investment Strategies:

The investment policy of ASTON/Cornerstone Large Cap Value Fund relating to the type of securities in which 80% of the Fund’s assets must be invested may be changed by the Board of Trustees without shareholder approval. Shareholders will, however, receive at least 60 days’ notice of such changes.

As of the Effective Date, the following information replaces the information in the Prospectus on page 88 relating to the Fund’s Investment Strategies:

Summary of Investment Strategies

As of the Effective Date, the following information replaces the information in the Prospectus on page 92 relating to the Fund’s subadviser:

ASTON/Cornerstone Large Cap Value Fund

Cornerstone Investment Partners, LLC (“Cornerstone”), Phipps Tower, 3438 Peachtree Road NE, Suite 900, Atlanta, GA 30326 was founded in 2001. Cornerstone is 100% employee-owned. As of June 30, 2011 Cornerstone had approximately $3.1 billion in assets under management for institutional and separately managed accounts. Cornerstone has not previously managed mutual fund accounts.

As of the Effective Date, the following information replaces the information in the Prospectus on page 95 relating to the Fund’s Portfolio Managers:

John Campbell, CFA

Portfolio Manager since July 2011. Mr. Campbell is Chief Investment Officer of Cornerstone and is responsible for maintaining and adhering to the firm’s overall investment philosophy and process. Mr. Campbell has been with the firm since 2005 and has been in the industry since 1982. He has a BS from State University of New York at Fredonia.

Rick van Nostrand, CFA

Portfolio Manager since July 2011. Mr. Van Nostrand is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. van Nostrand has been with the firm since 2005. He has a BS from Southern Methodist University and an MBA from the Wharton School at the University of Pennsylvania.

Cameron Clement, CFA

Portfolio Manager since July 2011. Mr. Clement is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. Clement has been with the firm since 2008. Prior to joining Cornerstone in 2008, Mr. Clement was a portfolio manager with Invesco Capital Management since January 2003. He is a graduate of the University of Strathclyde in Glasgow, Scotland.

Dean Morris, CFA

Portfolio Manager since July 2011. Mr. Morris is a portfolio manager of Cornerstone and is responsible for fundamental research and oversight coverage for a portion of the portfolio holdings. Mr. Morris has been with the firm since 2008. Prior to joining Cornerstone in 2008, Mr. Morris was a quantitative analyst with Invesco Capital Management since October 1997. He is a graduate of Williams College and has an MBA from the University of Chicago.

For more information, please call Aston Funds: 800-992-8151 or visit our website at www.astonfunds.com.

SUP VAL 711

Aston Funds

Supplement dated July 11, 2011

to the Statement of Additional Information dated March 1, 2011

IMPORTANT NOTICE

This supplement provides new and additional information beyond that contained in the Statement of Additional Information and should be retained and read in conjunction with the Statement of Additional Information. Keep it for future reference.

CHANGE IN SUBADVISER AND NON-FUNDAMENTAL INVESTMENT POLICY

Cornerstone Investment Partners, LLC has been appointed as the new subadviser to ASTON Value Fund (the “Fund”) effective on or about July 15, 2011 (the “Effective Date”). The Sub-Investment Advisory Agreement with MFS Institutional Advisors Inc. will be terminated as of the Effective Date. The Fund intends to change its name to ASTON/Cornerstone Large Cap Value Fund as of the Effective Date.

As of the Effective Date, the following information supplements the third paragraph of the “Non-Fundamental Investment Policies” section of the Statement of Additional Information on page 55:

ASTON/Cornerstone Large Cap Value Fund has a policy to invest, under normal circumstances, at least 80% of its assets, plus the amount of any borrowings for investment purposes, in certain investments as described in the prospectus. Shareholders of the Fund will be given at least 60 days’ notice of any changes to this policy.

As of the Effective Date, the following information replaces the information in the Statement of Additional Information on pages 97 to 100 relating to the Fund’s subadviser and portfolio managers:

Cornerstone Investment Partners, LLC (“Cornerstone”)

Cornerstone is the subadviser to ASTON/Cornerstone Large Cap Value Fund. Cornerstone is 100% employee-owned. Cornerstone is located at Phipps Tower, 3438 Peachtree Road NE., Suite 900, Atlanta, GA 30326.

The table below shows other accounts for which the portfolio managers of the Fund are jointly and primarily responsible for the day-to-day portfolio management as of June 30, 2011.

	Number of Accounts Managed	Total Assets Managed (in millions)	Number of Accounts Managed with Advisory Fee Based on Performance	Assets Managed with Advisory Fee Based on Performance
John Campbell, CFA
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$183	0	N/A
Other Accounts	738	$2,912	0	N/A

Rick van Nostrand, CFA
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$183	0	N/A
Other Accounts	738	$2,912	0	N/A

Cameron Clement, CFA
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$183	0	N/A
Other Accounts	738	$2,912	0	N/A

Dean Morris, CFA
Registered Investment Companies	0	N/A	0	N/A
Other Pooled Investment Vehicles	5	$183	0	N/A
Other Accounts	738	$2,912	0	N/A

Compensation. The compensation structure for investment professionals has three components: a base salary, a discretionary bonus, and the opportunity to acquire equity in the firm. The discretionary bonus is a function of the overall profitability of the firm, the portfolio manager’s contribution to the investment process, and the overall success of Cornerstone’s clients. The discretionary bonus can be several times the amount of the base salary representing the bulk of an investment professional’s compensation. Compensation is not based on the performance of individual client accounts but rather of the success of the firm as a whole.

Material Conflicts of Interest. In some cases, the portfolio managers for the Fund may manage multiple accounts following Cornerstone’s large cap value and balanced strategies. The portfolio managers may place transactions on behalf of other accounts that are contrary to investment decisions made on behalf of the Fund, or make investment decisions that differ from those made for the Fund to the extent of client restrictions on accounts, both of which have the potential to adversely affect the price paid or received by the Fund or the size of the security position obtainable for the Fund. Cornerstone has adopted policies and procedures that it believes address the conflicts associated with managing multiple accounts for multiple clients, including written policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

As of the Effective Date, the following information replaces the information in the Statement of Additional Information on page 110 relating to the Fund’s subadviser and portfolio managers:

Ownership of Securities. The table below shows the dollar range of equity securities in the Fund beneficially owned by the Fund’s portfolio managers as of June 30, 2011.

	Portfolio Manager	Dollar Range of Securities in the Fund
ASTON/Cornerstone Large Cap Value Fund	John Campbell	$0

	Rick van Nostrand	$0

	Cameron Clement	$0

	Dean Morris	$0

For more information, please call Aston Funds: 800 992-8151 or visit our website at www.astonfunds.com